UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT

PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

(Amendment No. __)

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MACQUARIE GLOBAL INFRASTRUCTURE TOTAL RETURN FUND INC.

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MACQUARIE GLOBAL INFRASTRUCTURE TOTAL RETURN FUND INC.

125 West 55th Street

New York, NY 10019

(866)-567-4771

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 18, 2019

To the Stockholders of Macquarie Global Infrastructure Total Return Fund Inc.:

Notice is hereby given that the Annual Meeting of Stockholders (the “Meeting”) of Macquarie Global Infrastructure Total Return Fund Inc. (the “Fund”), a Maryland corporation, will be held at the offices of the Fund, 125 West 55th Street, 23rd Floor, New York, NY 10019, on June 18, 2019, at 9:00 a.m. Eastern time, for the following purposes:

1.	To consider and vote upon the election of one (1) Class II Director to serve until the 2022 Annual Meeting of Stockholders or until his successor is duly elected and qualifies (Proposal 1); and

2.	To consider and vote upon such other matters as may properly come before the Meeting or any adjournments or postponements thereof.

The Fund’s Board of Directors has fixed the close of business on April 29, 2019 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting and any adjournments or postponements thereof.

YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING. YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR HOLDINGS IN THE FUND. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, WE ASK THAT YOU PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. PLEASE SEE THE PROXY CARD FOR ADDITIONAL VOTING INSTRUCTIONS.

The enclosed proxy is being solicited on behalf of the Board of Directors of the Fund. If you have any questions regarding the enclosed proxy materials or need assistance in voting your shares, please contact the Fund at (866)-567-4771.

By Order of the Board of Directors

David F. Connor
Secretary
Macquarie Global Infrastructure Total Return Fund Inc.

New York, NY

Dated: May 16, 2019

MACQUARIE GLOBAL INFRASTRUCTURE TOTAL RETURN FUND INC.

ANNUAL MEETING OF STOCKHOLDERS

June 18, 2019

PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board of Directors” or the “Board,” and each such member, a “Director”) of Macquarie Global Infrastructure Total Return Fund Inc. (the “Fund”), a Maryland corporation, to be voted at the Annual Meeting of Stockholders of the Fund to be held on June 18, 2019, at 9:00 a.m. Eastern time, at the offices of the Fund, 125 West 55th Street, 23rd Floor, New York, NY 10019, and at any adjournments or postponements thereof (the “Meeting”). A Notice of Annual Meeting of Stockholders and a proxy card accompany this Proxy Statement and are first being mailed to stockholders on or about May 16, 2019.

In addition to the solicitation of proxies by mail, officers of the Fund (the “Officers”) and officers and regular employees of Computershare Shareholder Services LLC (“Computershare”), the Fund’s transfer agent, and affiliates of Computershare or other representatives of the Fund also may solicit proxies by telephone, Internet or in person. The costs and expenses incurred in connection with the solicitation of proxies (if any) and preparing and mailing the Proxy Statement and its enclosures will be paid by the Fund.

COPIES OF THIS PROXY STATEMENT AND THE FUND’S MOST RECENT ANNUAL REPORT, INCLUDING AUDITED FINANCIAL STATEMENTS FOR THE FISCAL YEAR ENDED NOVEMBER 30, 2018, ARE AVAILABLE UPON REQUEST, WITHOUT CHARGE, BY WRITING TO THE FUND AT 125 WEST 55TH STREET, NEW YORK, NY 10019 OR BY CALLING THE FUND AT (866)-567-4771 OR VIA THE INTERNET AT WWW.DELAWAREFUNDS.COM/CLOSED-END/PRODUCTS/MACQUARIE-GLOBAL-INFRASTRUCTURE-TOTAL-RETURN-FUND.

At the Meeting, the persons named as proxy holders on the enclosed proxy card will cast all the votes they are entitled to cast pursuant to validly executed and timely returned proxy cards. Such votes will be cast in accordance with the instructions marked on the proxy cards. If no instructions are marked on a proxy card, the proxy holders will cast such votes FOR the election of Mr. Thomas W. Hunersen as a Class II Director (Proposal 1), and in their discretion as to any other business that may properly come before the Meeting. Any stockholder who has given a proxy has the right to revoke it at any time prior to its exercise either by attending the Meeting and casting his, her or its votes in person, or by submitting a letter of revocation or a later-dated proxy to the Secretary of the Fund at the above address prior to the date of the Meeting. A quorum of stockholders is constituted by the presence in person or by proxy of the holders of the Fund’s outstanding common stock, par value $0.001 per share (the “Common Stock”), entitled to cast a majority of the votes entitled to be cast at the Meeting. If a quorum is not present at the Meeting, the Chairman of the Meeting may adjourn the Meeting to permit the further solicitation of proxies to attain a quorum. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote “FOR” any proposal in favor of such adjournment and will vote those proxies required to be voted “AGAINST” any proposal against such adjournment.

BROKER NON-VOTES AND ABSTENTIONS

The affirmative vote of the holders of a majority of the shares of Common Stock outstanding and entitled to vote thereon is required to elect Mr. Hunersen as a Class II Director as described in Proposal 1.

Broker-dealer firms holding shares of the Fund in “street name” for the benefit of their customers and clients will request instructions from such customers and clients prior to the Meeting on how to vote their shares. The Fund understands that, under the rules of the New York Stock Exchange (the “NYSE”), such broker-dealer firms may, without instructions from their customers and clients, grant authority to give a proxy to vote on routine matters, including the uncontested election of directors, if no instructions have been received prior to the date specified in the broker-dealer firm’s request for voting instructions. However, the NYSE also provides that in non-routine matters a broker member may not authorize any proxy without instructions from the customer or client. Votes that, in accordance with the NYSE rules, are not cast by broker-dealer firms on those non-routine matters are called “broker non-votes.”

In the event that there are no routine matters to be voted on, there will be no broker non-votes and shares held in street name for which voting instructions have not been received will be treated identically to shares held by a record holder who does not appear at the meeting in person or by proxy, i.e., the holder of those shares is not present for purposes of a quorum. Abstentions will be considered to be present at the Meeting for purposes of determining the existence of a quorum. Assuming the presence of a quorum, for the purpose of electing Mr. Hunersen as a Class II Director (Proposal 1), the failure to return a properly executed proxy card or otherwise authorize a proxy, an abstention or a broker non-vote, if any, will have the same effect as a “withhold” vote.

Stockholders of the Fund will be informed of the voting results of the Meeting in the Fund’s Semi-Annual Report for the period ending May 31, 2019. The Board of Directors has fixed the close of business on April 29, 2019 as the “Record Date” for the determination of stockholders entitled to notice of and to vote at the Meeting and all adjournments and postponements thereof.

The Fund has one class of stock: Common Stock. The holders of Common Stock are each entitled to one vote for each full share and a proportionate fraction of a vote for each fractional share held. As of the Record Date, there were 12,468,293 shares of Common Stock issued and outstanding.

This Proxy Statement is being provided to the holders of Common Stock of the Fund as of the Record Date. To the knowledge of the Fund, as of April 29, 2019, no stockholder or “group,” as that term is defined in Section 13(d) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), beneficially owned more than 5% of the Fund’s outstanding Common Stock, except as noted below:

Name & Address	Percentage of Common Stock Held	Total Common Stock Owned
Morgan Stanley(1) 1585 Broadway New York, NY 10036	7.50%	935,748

(1) Information obtained from a Schedule 13G/A filed on February 12, 2019 by Morgan Stanley and Morgan Stanley Smith Barney LLC (“MSSB”) with the U.S. Securities and Exchange Commission (“SEC”) reporting ownership of Common Stock as of December 31, 2018. Based on that filing, the Common Stock reported by Morgan Stanley as a parent holding company are owned, or may be deemed to be beneficially owned, by MSSB, a wholly-owned subsidiary of Morgan Stanley.

The Board of Directors knows of no business to be presented for consideration at the Meeting other than what is described in Proposal 1 in the Notice of Annual Meeting of Stockholders. If any other matter is properly presented at the Meeting, it is the intention of the persons named in the enclosed proxy to vote in accordance with their discretion.

In order that your shares of Common Stock may be represented at the Meeting, you are requested to vote on the following matter:

PROPOSAL 1: TO ELECT ONE (1) CLASS II DIRECTOR OF THE FUND

Nominee for the Board of Directors

The Board of Directors is divided into three classes of Directors serving staggered terms of three years and until their successors are duly elected and qualify. Generally, one class of Directors is nominated each year by the Board of Directors for election by the Fund’s stockholders. The current terms of the Class I, Class II and Class III Directors will expire in 2021, 2019 and 2020, respectively, and in each case when their successors are duly elected and qualify.

For the 2019 Annual Meeting of Stockholders, the Fund’s current Class II Director, Mr. Hunersen, has been nominated by the Board of Directors to serve as a Class II Director for a three-year term to expire at the Fund’s 2022 Annual Meeting of Stockholders and until his successor has been duly elected and qualifies.

Unless authority is withheld, it is the intention of the persons named in the enclosed proxy to vote the proxy “FOR” the election of Mr. Hunersen. Mr. Hunersen has consented to serve as a Director if elected at the Meeting. If Mr. Hunersen declines or otherwise becomes unavailable for election, however, the proxy confers discretionary power on the persons named therein to vote in favor of a substitute nominee.

Information About Directors and Officers

The table below presents information about the existing Directors (including Mr. Hunersen) and Officers, including information relating to their respective positions with the Fund, their principal occupations and other board memberships during at least the past five years, if any.

Name, Position Held With Fund(1), Address(2) and Birth Year	Term of Office and Length of Time Served(3)	Principal Occupations and Other Board Memberships During at Least the Past Five Years
Non-Interested Directors(4)/Nominee
Gordon A. Baird Class I Director Birth Year: 1968	Since July 2005; Term expires 2021

Mr. Baird is the President and Chief Executive Officer of MPIB Holdings, LLC from 2011 to present. Mr. Baird is also Chief Executive Officer of Nexos Financial Corporation from 2018 to present. Mr. Baird was the Chief Executive Officer of Independence Bancshares, Inc. from 2013 to 2015 and an Operating Advisor to Thomas H. Lee Partners L.P. in 2011 and 2012. From 2003 to 2011, Mr. Baird was Chief Executive Officer of Paramax Capital Partners LLC. Prior to 2003, Mr. Baird was a Director at Citigroup Global Markets, Inc., an investment analyst at State Street Bank and Trust Company and real estate analyst at John Hancock Real Estate Finance Inc. Mr. Baird is a Chartered Financial Analyst.

Thomas W. Hunersen Class II Director Birth Year: 1958	Since July 2005; Term expires 2019 (2022 if elected at the Meeting)

Mr. Hunersen served as Group Executive – Corporate & Institutional Recovery at Irish Bank Resolution Corporation, Dublin, Republic of Ireland until 2013; Head of Strategy Projects – North America – Bank of Ireland, Greenwich, Connecticut, 2004; Chief Executive Officer, Slingshot Game Technology Inc., Natick, Massachusetts from 2001 to 2003; and EVP and Global Head of Energy & Utilities, National Australia Bank Limited, Melbourne, London and New York from 1987 to 2001.

Name, Position Held With Fund(1), Address(2) and Birth Year	Term of Office and Length of Time Served(3)	Principal Occupations and Other Board Memberships During at Least the Past Five Years
Chris LaVictoire Mahai Class III Director Birth Year: 1955	Since July 2005; Term expires 2020	Ms. Mahai has been President of Aveus, a division of Medecision, Inc. since May 2018. She was Founder, Owner and Managing Partner of Aveus LLC from 1999 to May 2018.

Interested Director and Officer(5)
Brad Frishberg Class III Director Chief Executive Officer and President Birth Year: 1967	Director since January 2011, Term expires 2020; Chief Executive Officer and President since May 2010

Mr. Frishberg has been Managing Director and Chief Investment Officer of Infrastructure Securities of Macquarie Asset Management since December 2009. Previously, he was Managing Director and U.S. Equity Portfolio Manager of J.P. Morgan Asset Management from 2000 to 2008.

Name, Position Held With Fund(1), Address(2) and Birth Year	Term of Office(3) and Length of Time Served	Principal Occupations During at Least the Past Five Years
Officers
William Fink Chief Compliance Officer Birth Year: 1968	Since September 2014

Mr. Fink is a Senior Manager for Macquarie Group Limited (September 2014 to present). Previously, he was the Chief Compliance Officer for EACM Advisors LLC, a subsidiary of the Bank of New York Mellon (January 2011 to September 2014) and was President and Chief Compliance Officer of IMS Financial (June 2004 to December 2010).

David Connor(6) Chief Legal Officer and Secretary Birth Year: 1963	Since February 2019

Mr. Connor is Senior Vice President (May 2013 to present) and General Counsel (May 2015 to present) of Macquarie Investment Management. Mr. Connor has served in various capacities at different times at Macquarie Investment Management since 2000.

Daniel V. Geatens(7) Chief Financial Officer and Treasurer Birth Year: 1972	Since November 2017	Mr. Geatens has served in various capacities at different times at Macquarie Investment Management since 1997.

(1) The Fund is not part of a fund complex.

(2) Address: 125 West 55th Street, New York, NY 10019.

(3) Each officer serves an indefinite term.

(4) The non-interested Directors are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “Investment Company Act”), and are collectively referred to herein as “Non-Interested Directors.” Each Non-Interested Director is a member of the Audit Committee and the Nominating and Corporate Governance Committee, the only standing committees of the Board of Directors.

(5) The Fund considers Mr. Frishberg to be an “interested person” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act based on his positions with Macquarie Investment Management Business Trust (“MIMBT”) and affiliates of MIMBT.

(6) Mr. Connor also serves as the Senior Vice President and General Counsel for the Optimum Fund Trust and Delaware FundsSM by Macquarie, which share an affiliated investment manager.

(7) Mr. Geatens also serves as the Vice President and Treasurer for the Optimum Fund Trust and Delaware FundsSM by Macquarie, which share an affiliated investment manager.

QUALIFICATIONS OF BOARD OF DIRECTORS

The Board believes that each Director’s experience, qualifications, attributes or skills on an individual basis and in combination with those of other Directors lead to the conclusion that each Director should serve in such capacity. Among the attributes or skills common to all Directors are their ability to review and to evaluate, question and discuss information provided to them, to interact effectively with other Directors, MIMBT, other service providers, counsel and the Fund’s independent registered public accounting firm, and to exercise effective and independent business judgment in the performance of their duties as Directors. Each Director’s ability to perform his/her duties effectively has been attained in large part through the Director’s business, consulting, public service and/or academic positions or experience from serving as a board member of the Fund, other investment funds, public companies or non-profit entities or other organizations. Each Director’s ability to perform his/her duties effectively also has been enhanced by education and professional training. The charter for the Board’s Nominating and Corporate Governance Committee contains certain other factors considered by the Committee in identifying and evaluating potential Director nominees. In addition to these shared characteristics, set forth below is a brief discussion of the specific experience, qualifications, attributes or skills of each Director that support the conclusion that each person should serve as a Director.

Gordon A. Baird. Mr. Baird is the President and Chief Executive Officer of MPIB Holdings, LLC and the Chief Executive Officer of Nexos Financial Corporation. Mr. Baird was the Chief Executive Officer and Member of the Board of Directors of Independence Bancshares, Inc. from 2013 to 2015. Previously, Mr. Baird was an Operating Advisor to

Thomas H. Lee Partners L.P., a Boston-based private equity firm. Prior to his involvement with Thomas H. Lee Partners L.P., from 2003 to 2011, Mr. Baird had been the Chief Executive Officer of Paramax Capital Partners LLC, an asset management firm specializing exclusively in the financial services industry. Prior to this, Mr. Baird was a Director at Citigroup Global Markets, Inc., an investment analyst at State Street Bank and Trust Company and a real estate analyst at John Hancock Real Estate Finance Inc. Additionally, Mr. Baird is a Chartered Financial Analyst.

Thomas W. Hunersen. Mr. Hunersen served as Group Executive – Corporate & Institutional Recovery at Irish Bank Resolution Corporation, Dublin, Republic of Ireland until 2013. Additionally, in 2004, he served as the Head of Strategy Projects – North America – Bank of Ireland. From 2001 to 2003, he served as the Chief Executive Officer of Slingshot Game Technology Inc. Finally, from 1987 to 2001, he was EVP and Global Head of Energy & Utilities with National Australia Bank Limited, Melbourne, London and New York. Mr. Hunersen has extensive expertise in corporate finance, as well as restructuring and business development.

Chris LaVictoire Mahai. Ms. Mahai has been President of Aveus, a division of Medecision, Inc. since May 2018. Prior to that, Ms. Mahai was Founder, Owner and Managing Partner of Aveus, LLC, a global strategy and operational change firm from 1999 to May 2018. She previously served on the boards of several private businesses and non-profit organizations. She is an active investor in women-owned and -led businesses and has over 35 years of experience in leading, developing and implementing business and marketplace strategies. Ms. Mahai spent 15 years of her corporate career in the financial services industry, her last position as executive officer and Senior Vice President of Marketing and Corporate Relations for First Bank System (now US Bank). She has served on many corporate and other boards, including more than eleven years on the board of the Legends Funds portfolio of mutual funds and its predecessor funds.

Brad Frishberg. Mr. Frishberg has been Managing Director and Chief Investment Officer of Infrastructure Securities of Macquarie Asset Management since December 2009. Prior to joining Macquarie Asset Management, Mr. Frishberg was Managing Director and U.S. Equity Portfolio Manager at J.P. Morgan Asset Management, where for over a period of 13 years he was responsible for managing portfolios and businesses in London, Tokyo and New York. Mr. Frishberg has more than 20 years of asset management experience.

Directors – Leadership Structure and Oversight Responsibilities

Overall responsibility for general oversight of the Fund rests with the Board. The Board has appointed Mr. Hunersen, a Non-Interested Director, to serve in the role of Chairman. The Chairman presides over executive sessions of the Directors and also serves between meetings of the Board as a liaison with service providers, Officers, counsel and other Directors on a wide variety of matters, including scheduling agenda items for Board meetings. The designation as Chairman does not impose on the Chairman any obligations or standards greater than or different from other Directors.

The Board meets in-person at regularly scheduled quarterly meetings each year. Furthermore, the Board may hold special in-person or telephonic meetings or informal conference calls to discuss specific matters that may arise or require action between regular meetings. As discussed below, the Board has established a Nominating and Corporate Governance Committee and an Audit Committee and may establish ad hoc committees or working groups from time to time to assist the Board in fulfilling its oversight responsibilities. To assist Non-Interested Directors in evaluating matters under federal and state law, the Non-Interested Directors are counseled by their own independent legal counsel, who participates in Board meetings and interacts with Fund counsel and MIMBT’s counsel. Counsel to the Non-Interested Directors, to the Fund and to MIMBT have significant experience advising funds and fund directors. The Board and its committees have the ability to engage other experts as appropriate. The Board evaluates its performance on an annual basis.

All of the Fund’s Directors, other than Mr. Frishberg, are Non-Interested Directors, and the Board believes they are able to provide effective oversight of the Fund’s service providers. The three Non-Interested Directors interact directly with senior management of MIMBT at scheduled meetings and between meetings as appropriate. Non-Interested Directors have been designated to chair the Board, the Audit Committee and the Nominating and Corporate Governance Committee. In addition, from time to time, Non-Interested Directors may be designated, formally or informally, to take the lead in addressing with management or their independent legal counsel matters or issues of concern to the Board.

The Board has determined that its leadership structure is appropriate in light of the Board’s size and the cooperative and dynamic working relationship among the Non-Interested Directors. In addition, the Board’s leadership structure is appropriate for the Fund because it enables the Board to exercise informed and independent judgment over matters under its purview, allocates responsibility among committees in a manner that fosters effective oversight and allows the Board to devote appropriate resources to specific issues in a flexible manner as they arise. The Board periodically reviews its leadership structure, as well as its overall structure, composition and functioning, and may make changes at its discretion at any time.

The Fund’s operations entail a variety of risks, including investment, administration, valuation and a range of compliance matters. Although MIMBT and the Officers of the Fund are responsible for managing these risks on a day-to-day basis within the framework of their established risk management functions, the Board also addresses risk management of the Fund through its meetings and those of the committees and any working groups. As part of general oversight, the Board and the Chairman regularly interact with and receive reports from senior personnel of the Fund’s service providers, including the Fund’s and MIMBT’s Chief Compliance Officer and portfolio management personnel. The Board’s Audit Committee (which consists of all Non-Interested Directors) meets during its regularly scheduled meetings and between such meetings, as needed, and the Audit Committee Chair maintains contact with the Fund’s independent registered public accounting firm and the Fund’s Chief Financial Officer. The Board also receives periodic presentations from senior personnel of MIMBT regarding risk management generally, as well as periodic presentations regarding specific operational, compliance or investment areas, such as business continuity, personal trading, valuation and credit. The Board’s oversight function is facilitated by management reporting processes designed to provide visibility to the Board regarding the identification, assessment and management of critical risks, and the controls and policies and procedures used to mitigate those risks. The Board reviews its role in supervising the Fund’s risk management from time to time and may make changes at its discretion at any time. In addition, MIMBT and other service providers to the Fund have adopted a variety of controls, policies and procedures designed to address particular risks to the Fund.

Beneficial Ownership of Common Stock Held in the Fund for Each Director

Set forth in the table below is the dollar range of the Fund’s Common Stock beneficially owned by each of the Fund’s Directors (including Mr. Hunersen).

Name of Directors/Director Nominees	Dollar Range of Equity Securities Held in the Fund(1)
Non-Interested Directors/Nominee
Gordon A. Baird	$1 - $10,000
Thomas W. Hunersen	$1 - $10,000
Chris LaVictoire Mahai	$1 - $10,000
Interested Director
Brad Frishberg	$50,001 - $100,000

(1) This information has been furnished by each Director (including Mr. Hunersen) as of March 31, 2019. “Beneficial Ownership” is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act. The Fund is not part of a family of investment companies.

The Directors (including Mr. Hunersen) and the Officers, in the aggregate, own less than 1% of the Fund’s outstanding shares of Common Stock as of the Record Date.

Compensation of Directors

As of November 30, 2018, the Chairman of the Board receives an annual retainer of $54,750, paid quarterly, for his services to the Fund, and each other Non-Interested Director of the Fund receives an annual retainer of $46,000, paid quarterly, for his or her services to the Fund. In addition, each Non-Interested Director receives a fee of $2,500 for each in-person Board meeting attended and $1,500 for each telephonic Board meeting attended. The table below sets forth certain information regarding the compensation of the Fund’s Directors for the fiscal year ended November 30, 2018. Directors and Officers of the Fund who are employed by MIMBT or its affiliates receive no compensation or expense reimbursement from the Fund. During the fiscal year ended November 30, 2018, the Directors of the Fund met eight times. Each Director then serving in such capacity attended at least 75% of the meetings of Directors and of any Committee of which he or she is a member.

Compensation Table For The Fiscal Year Ended November 30, 2018

Name of Person and Position	Aggregate Compensation Paid From the Fund(2)
Non-Interested Directors/Nominee
Gordon A. Baird, Director	$54,500
Thomas W. Hunersen, Director	$64,750
Chris LaVictoire Mahai, Director	$54,500
Interested Director
Brad Frishberg, Director(1)	None

(1) As an employee of MIMBT or of affiliates of MIMBT, Mr. Frishberg did not receive compensation or expense reimbursement from the Fund during the fiscal year ended November 30, 2018.

(2) The Fund is not part of a fund complex or group, and, accordingly, none of the Directors serve on the board of any other registered investment company in a complex or group with any of the other Directors. Retirement and/or pension benefits are not offered as part of the compensation for Directors. The compensation amounts listed above do not reflect the reimbursement of certain expenses related to attendance at board meetings by the Non-Interested Directors.

Audit Committee

The Board of Directors has an Audit Committee composed of the three Non-Interested Directors who (a) are not “interested persons” of the Fund as defined in Section 2(a)(19) of the Investment Company Act, (b) are “independent” as defined in the NYSE listing standards and (c) meet any other applicable requirements of the SEC, the NYSE listing standards, and other applicable rules and regulations. The members are Ms. Chris LaVictoire Mahai and Messrs. Thomas W. Hunersen and Gordon A. Baird. Mr. Baird is the chair of the Audit Committee. The responsibilities of the Audit Committee include: (i) overseeing the performance of the Fund’s internal audit function, including the Fund’s internal control over financial reporting; (ii) overseeing the integrity of the Fund’s financial statements and the independent audit thereof; (iii) overseeing or, as appropriate, assisting the Board of Directors’ oversight of, the Fund’s compliance with legal and regulatory requirements; and (iv) the appointment, compensation, performance, retention and oversight of the Fund’s independent registered public accounting firm. The Audit Committee is also required to prepare an audit committee report pursuant to the rules of the SEC for inclusion in the Fund’s annual proxy statement. The Audit Committee operates pursuant to the written Audit Committee Charter (the “Charter”). A copy of the Charter is available on the Fund’s website at https://www.delawarefunds.com/closed-end/products/macquarie-global-infrastructure-total-return-fund. As set forth in the Charter, management is responsible for maintaining appropriate systems for accounting and internal control, and the Fund’s independent registered public accounting firm is responsible for planning and carrying out proper audits and reviews. The independent registered public accounting firm is ultimately accountable to the Board of Directors and to the Audit Committee, as representatives of the Fund’s stockholders. The independent registered public accounting firm for the Fund reports directly to the Audit Committee. During the fiscal year ended November 30, 2018, the Audit Committee met four times.

Audit Committee Report

In performing its oversight function, at a meeting held on February 1, 2019, the Audit Committee of the Board reviewed and discussed with management of the Fund and the Fund’s independent registered public accounting firm, PricewaterhouseCoopers LLP (“PricewaterhouseCoopers”), the audited financial statements of the Fund for the fiscal year ended November 30, 2018 and discussed the audit of such financial statements with PricewaterhouseCoopers.

In addition, the Audit Committee discussed with PricewaterhouseCoopers the accounting principles applied by the Fund and such other matters brought to the attention of the Audit Committee by PricewaterhouseCoopers required by Public Company Accounting Oversight Board Auditing Standard No. 16, Communications With Audit Committees, as currently in effect. At the February 1, 2019 meeting of the Board of Directors, the Audit Committee received from PricewaterhouseCoopers the written disclosures and statements required by the SEC independence rules and the letter required by Public Company Accounting Oversight Board Rule 3526, Communication with Audit Committees Concerning Independence, currently in effect, delineating relationships between PricewaterhouseCoopers and the Fund and discussed the impact that any such relationships might have on the objectivity and independence of PricewaterhouseCoopers.

As set forth above, and as more fully set forth in the Charter, the Audit Committee has significant duties and powers in its oversight role with respect to the Fund’s financial reporting procedures, internal control systems and the independent audit process.

The members of the Audit Committee are not, and do not represent themselves to be, professionally engaged in the practice of auditing or accounting and are not employed by the Fund for accounting, financial management or internal control purposes. Moreover, the Audit Committee relies on and makes no independent verification of the facts presented to it or representations made by management or PricewaterhouseCoopers. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and/or financial reporting principles and policies, or internal controls and procedures, designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions referred to above do not provide assurance that the audit of the Fund’s financial statements has been carried out in accordance with generally accepted accounting standards or that the financial statements are presented in accordance with generally accepted accounting principles.

Based on its consideration of the audited financial statements and the discussions with management and PricewaterhouseCoopers referred to above, and subject to the limitations on the responsibilities and role of the Audit Committee set forth in the Charter and those discussed above, the Audit Committee recommended to the Board that the Fund’s audited financial statements be included in the Fund’s Annual Report for the fiscal year ended November 30, 2018.

Submitted by the Audit Committee of the Fund’s Board of Directors

Dated: April 11, 2019

Gordon A. Baird, Chair

Thomas W. Hunersen

Chris LaVictoire Mahai

Nominating and Corporate Governance Committee

The Board of Directors has a Nominating and Corporate Governance Committee composed of the three Non-Interested Directors who (a) are not “interested persons” of the Fund as defined in Section 2(a)(19) of the Investment Company Act, (b) are “independent” as defined in the NYSE listing standards, and (c) meet any other applicable requirements of the SEC, the NYSE listing standards, and other applicable rules and regulations. The members are Ms. Chris LaVictoire Mahai and Messrs. Thomas W. Hunersen and Gordon A. Baird. Ms. Mahai is the chair of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee is responsible for identifying and recommending to the Board of Directors individuals it believes to be qualified to become Board members in the event that a position is vacated or created. While the Nominating and Corporate Governance Committee is solely responsible for the selection and nomination of the Fund’s Non-Interested Directors, it may consider Director candidates recommended by stockholders as it deems appropriate.

Stockholders who wish to recommend a nominee should send nominations to the Fund’s Secretary and include biographical information and set forth the qualifications of the proposed nominee. See “Stockholder Proposals.” The Nominating and Corporate Governance Committee evaluates nominees from all sources using the same standards. The Board of Directors of the Fund has adopted a written charter for the Nominating and Corporate Governance Committee, a copy of which is available on the Fund’s website at https://www.delawarefunds.com/closed-end/products/macquarie-global-infrastructure-total-return-fund.

The Nominating and Corporate Governance Committee believes that it is in the best interests of the Fund and its stockholders to obtain highly qualified candidates to serve as members of the Board. Furthermore, the Nominating and Corporate Governance Committee believes that any such Director needs to have the ability to critically review, evaluate, question and discuss information provided to him or her and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of his or her duties. The Nominating and Corporate Governance Committee shall evaluate each potential nominee to serve as a Director of the Fund, which evaluation shall include, at a minimum, to the extent required, compliance with the independence and other applicable NYSE listing standards, and all other applicable laws, rules, regulations and the criteria, policies and principles set forth in the Nominating and Corporate Governance Committee’s charter. In nominating candidates, the Nominating and Corporate Governance Committee shall take into consideration such factors as it deems appropriate, including: (i) educational background, business and professional experience, character and integrity; (ii) individual qualities and attributes, including gender, race or national origin; (iii) whether or not the person has any criminal convictions or convictions involving the purchase or sale of a security; (iv) whether or not the person has been the subject of any order, judgment or decree of any federal or state authority finding that the individual violated any federal or state securities laws; (v) whether the person is otherwise qualified under applicable laws and regulations to serve as a Director of the Fund; (vi) the nature of any business, charitable, financial or family relationships that might impair the individual’s independence; (vii) whether the individual is financially literate pursuant to the listing standards of the NYSE; (viii) whether the person serves on a board of, or is otherwise affiliated with, competing financial services organizations or their related investment company complexes; (ix) the person’s willingness to serve and ability to commit the time necessary to perform the duties of a Director of the Fund; and (x) whether the selection and nomination of the person is consistent with the Fund’s retirement policy, if any.

The Nominating and Corporate Governance Committee held two meetings during the fiscal year ended November 30, 2018.

Required Vote

The election of Mr. Hunersen as the Class II Director of the Fund requires the affirmative vote of the holders of a majority of the shares of Common Stock outstanding and entitled to vote thereon. In the event that the nominee for Class II Director does not receive the necessary vote, Mr. Hunersen will continue to serve as an elected Director until a subsequent Director election is held and he or another nominee qualifies and receives the necessary vote.

THE BOARD OF DIRECTORS, INCLUDING THE NON-INTERESTED DIRECTORS, UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE ELECTION OF MR. HUNERSEN AS THE CLASS II DIRECTOR.

Other Board Related Matters

The Fund has no formal policy regarding Director attendance at stockholder meetings and does not expect Directors or nominees for election as directors to attend the Annual Meeting of Stockholders. None of the Non-Interested Directors attended last year’s Annual Meeting of Stockholders.

The Board has established the following procedures in order to facilitate communications among the Board and the stockholders of the Fund and other parties.

Receipt of Communications

Stockholders may mail written communications to the full Board of Directors, to committees of the Board of Directors or to specified individual Directors in care of the Secretary of the Fund, 125 West 55th Street, New York, NY 10019.

Forwarding the Communications

All stockholder communications received by the Secretary will be forwarded promptly to the full Board of Directors, the relevant Board committee or the specified individual Director, as applicable, except that the Secretary may, in good faith, determine that a stockholder communication should not be so forwarded if it does not reasonably relate to the Fund or its operations, management, activities, policies, service providers, Directors, Officers, stockholders or other matters relating to an investment in the Fund or is purely ministerial in nature.

ADDITIONAL INFORMATION

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1800, 2001 Market Street, Philadelphia, PA 19103, currently serves as the Fund’s independent registered public accounting firm. PricewaterhouseCoopers acted as the Fund’s independent registered public accounting firm for the fiscal year ended November 30, 2018. The Fund knows of no direct financial or material indirect financial interest of PricewaterhouseCoopers in the Fund. A representative of PricewaterhouseCoopers will not be present at the Meeting, but will be available by telephone and will have an opportunity to make a statement, if asked, and will be available to respond to appropriate questions.

Audit Fees: The aggregate fees billed in each of the fiscal years ended November 30, 2018 and November 30, 2017 for professional services rendered by PricewaterhouseCoopers for the audit of the Fund’s annual financial statements or services that are normally provided by the auditors in connection with statutory and regulatory filings or engagements were $61,200 and $60,000, respectively.

Audit-Related Fees: The aggregate fees billed in each of the last two fiscal years ended November 30, 2018 and November 30, 2017 for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under “Audit Fees” above were $0 and $1,800, respectively. These fees are for out-of-pocket expenses related to traveling to complete the Fund’s audit and additional board meeting attendance.

Tax Fees: The aggregate fees billed in each of the last two fiscal years ended November 30, 2018 and November 30, 2017 for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning, which includes the filing of federal and excise tax returns and preparation of state tax returns, were $11,250 and $15,907, respectively.

All Other Fees: There were no fees billed in each of the fiscal years ended November 30, 2018 and November 30, 2017 for products and services provided by PricewaterhouseCoopers, other than the services reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees” above.

Non-Audit Fees: The aggregate non-audit fees billed by PricewaterhouseCoopers for services rendered to the Fund, and rendered to the Fund’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser (“affiliates”) that provides ongoing services to the Fund (“Covered Service Provider”) for the fiscal years ended November 30, 2018 and November 30, 2017 were $11,748,000 and $11,180,000, respectively.

The Fund’s Audit Committee Charter requires that the Audit Committee pre-approve all audit and non-audit services to be provided by the auditors to the Fund, and all non-audit services to be provided by the auditors to the Fund’s investment adviser and any Covered Service Provider, if the engagement relates directly to the operations and financial reporting of the Fund. The Audit Committee may delegate any portion of its authority, including the authority to grant pre-approvals of audit related services and permitted non-audit services, to a subcommittee of one or more members of the Audit Committee pursuant to pre-approval policies and procedures established by the Audit Committee; provided, however, that the Audit Committee may not delegate pre-approval of the audit required by the 1934 Act. Any decision of such subcommittee of the Audit Committee to grant pre-approvals shall be presented to the full Audit Committee at its next regularly scheduled meeting. Pre-approval by the Audit Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Fund’s investment adviser and any Covered Service Provider constitutes not more than 5% of the total amount of revenues paid by the Fund to its independent registered public accounting firm during the fiscal year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee or the Chairman prior to the completion of the audit. All of the audit, audit-related, tax and other services described above for which PricewaterhouseCoopers billed the Fund fees for each of the fiscal years ended November 30, 2018 and November 30, 2017 were pre-approved by the Audit Committee.

THE INVESTMENT ADVISER AND ADMINISTRATOR

MIMBT is the Fund’s investment adviser, and its business address is 2005 Market Street, Philadelphia, PA 19103.

The Bank of New York Mellon is the administrator of the Fund, and its business address is 240 Greenwich Street, New York, NY, 10286.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the 1934 Act requires the Officers and Directors of the Fund and persons who own more than 10% of the Fund’s Common Stock to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the SEC and the NYSE. Officers, Directors and greater than 10% stockholders of the Fund are required by SEC regulations to furnish the Fund with copies of all Forms 3, 4 and 5 they file.

Based solely on the Fund’s review of the copies of such forms and amendments thereto furnished to it during or with respect to its most recent fiscal year and written representations from certain reporting persons, the Fund believes that all of its Officers, Directors, greater than 10% beneficial owners and other persons subject to Section 16 of the 1934 Act due to the requirements of Section 30 of the Investment Company Act have complied with all filing requirements applicable to them with respect to transactions during the Fund’s most recent fiscal year.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON JUNE 18, 2019

The following materials relating to this Proxy Statement are available at www.delawarefunds.com/closed-end/products/macquarie-global-infrastructure-total-return-fund:

•	this Proxy Statement;

•	the accompanying Notice of Annual Meeting of Stockholders; and

•	the Fund’s Annual Report for the fiscal year ended November 30, 2018.

Other Matters to Come Before the Meeting

The Directors of the Fund do not intend to present any other business at the Meeting, nor are they aware that any stockholder intends to do so and has complied with the advance notice provisions of the Fund’s Bylaws. If, however, any other matters, including proposals to adjourn the Meeting, are properly brought before the Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their discretion.

Delivery of Proxy/Householding

Only one copy of the Fund’s annual or semi-annual report or this Proxy Statement may be mailed to households, even if more than one person in a household is a stockholder of record, unless the Fund has received instructions to the contrary. If a stockholder needs an additional copy of an annual report or semi-annual report or this Proxy Statement, please contact the Fund at (866)-567-4771. If any stockholder does not want the mailing of this Proxy Statement to be combined with those for other household members, please contact the Fund in writing at: 125 West 55th Street, New York, NY 10019 or call the Fund at (866)-567-4771.

STOCKHOLDER PROPOSALS

The Fund’s Bylaws, as currently in effect, provide that, in order for a stockholder to nominate a candidate for election as a Director at an annual meeting of stockholders or propose other business for consideration at such meeting, written notice containing the information required by the Bylaws must be delivered to the Secretary of the Fund, at the Fund’s principal executive offices, not earlier than the 150th day nor later than 5:00 p.m. (Eastern time) on the 120th day prior to the first anniversary of the date the proxy statement was released to stockholders for the preceding year’s annual meeting. Accordingly, unless the Fund’s 2020 annual meeting of stockholders is advanced or delayed more than 30 days from June 18, 2020, a stockholder nomination or proposal intended to be considered at the 2020 annual meeting must be received by the Secretary on or after December 18, 2019, and prior to 5:00 p.m. (Eastern time) on January 17, 2020. Additionally, under the rules of the SEC if a stockholder wishes to submit a proposal for possible inclusion in the Fund’s proxy statement for its 2020 annual meeting of stockholders pursuant to Rule 14a-8 under the 1934 Act (“Rule 14a-8”), the Fund must receive it on or before January 17, 2020. Rule 14a-8 specifies a number of procedural and eligibility requirements to be satisfied by a stockholder submitting a proposal for inclusion in the Fund’s proxy materials pursuant to this Rule. Any stockholder contemplating submissions of such a proposal is referred to Rule 14a-8.

IT IS IMPORTANT THAT PROXIES ARE RETURNED PROMPTLY. STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE THEREFORE URGED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR IN ACCORDANCE WITH THE INSTRUCTIONS ON THE WHITE PROXY CARD.

PROXY TABULATOR P.O. BOX 9112
FARMINGDALE, NY 11735	To vote by Internet
1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website www.proxyvote.com
3) Follow the instructions provided on the website.

To vote by Telephone
1) Read the Proxy Statement and have the proxy card below at hand.
2) Call 1-800-690-6903
3) Follow the instructions.

To vote by Mail
1) Read the Proxy Statement. 2) Check the appropriate box on the proxy card below. 3) Sign and date the proxy card. 4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E70549-P23438 KEEP THIS PORTION FOR YOUR RECORDS

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DETACH AND RETURN THIS PORTION ONLY

The Board of Directors recommends you vote FOR the following:

1.	To elect one (1) Class II Director of the Fund:

	Nominee:	For	Withhold

	1a. Thomas W. Hunersen	☐	☐

2.	To vote and otherwise represent the undersigned on any other matter that may properly come before the Annual Meeting or any adjournment or postponement thereof in the discretion of the Proxy holder.

MACQUARIE GLOBAL INFRASTRUCTURE TOTAL RETURN FUND INC.

Please sign this proxy exactly as your name(s) appear(s) in the records of the Fund. If joint owners, both should sign. Directors and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

Please be sure to sign and date this proxy.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Proxy Statement is available at www.proxyvote.com.

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E70550-P23438

MACQUARIE GLOBAL INFRASTRUCTURE TOTAL RETURN FUND INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder of Macquarie Global Infrastructure Total Return Fund Inc., a Maryland corporation (the “Fund”), hereby appoints each of Daniel V. Geatens, William Fink and Emilia Wang, as proxies for the undersigned, with full power of substitution in each of them, to attend the Annual Meeting of the Stockholders (the “Annual Meeting”) of the Fund, to be held at the offices of the Fund, 125 West 55th Street, 23rd Floor, New York, NY 10019, on June 18, 2019, at 9:00 a.m., local time, and any adjournment or postponement thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Annual Meeting and otherwise to represent the undersigned at the Annual Meeting with all powers possessed by the undersigned if personally present at the Annual Meeting. The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting and of the accompanying Proxy Statement and revokes any proxy heretofore given with respect to the Annual Meeting.

The votes entitled to be cast by the undersigned will be cast as instructed on the reverse. If this Proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast FOR the nominee for director and, in any event, in the discretion of the Proxy holder on any other matter that may properly come before the meeting or any adjournment or postponement thereof.